UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 15, 2019

____________________________

MEDICAL IMAGING CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

333-1364363	848 N. Rainbow Blvd. #2494 Las Vegas, Nevada 89107	98-0493698
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(877) 331-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 — Changes in Registrant’s Certifying Accountant

On February 15, 2019, Medical Imaging Corp. (the “Company”) terminated AMC Auditing, LLC (“AMC”) as the Company’s principal independent accountant.

AMC was engaged as the Company’s principal independent accountant on January 9, 2018 and reported on the Company’s financial statements for the fiscal year ended December 31, 2017. During the Company’s last fiscal year, and subsequently up to the date of termination, there were no disagreements between the Company and AMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements that, if not resolved to AMC’s satisfaction, would have caused AMC to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the Company’s last fiscal year nor subsequently up to the date of dismissal.

AMC’s audit report on the Company’s financial statements for the fiscal year ended December 31, 2017 contained no adverse opinion or disclaimer of opinion, however it was qualified as to uncertainty as a going concern.

The Company provided AMC with a copy of this disclosure before its filing with the Securities and Exchange Commission (the “SEC”), providing AMC with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the disclosures made in the filing. A letter from AMC is attached as Exhibit 16.1 to this filing.

On February 19, 2019, the Audit Committee approved the engagement of Haynie & Company (“H&C”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2018.

During the two most recent years ended December 31, 2016 and 2017, and the subsequent interim period preceding H&C’s engagement, the Company has not consulted with H&C regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided to the Company by H&C that H&C concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or other reportable event of the types described in Item 304(a)(1)(v) of Regulation S-K

Item 9.01 — Financial Statements and Exhibits

(d)  Exhibits

16.1

Letter from AMC Auditing, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Imaging Corp.
(Registrant)

Dated: February 20, 2019	By:	/s/ Mitchell Geisler
Name: Mitchell Geisler
Title: Chief Executive Officer

3